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                                                                    EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-56417) of Dreyer's Grand Ice Cream, Inc. of our report dated June 9, 2000 relating to the financial statements of the Dreyer's Grand Ice Cream, Inc. Savings Plan, which appears in this Form 11-K.


/S/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP

San Francisco, California

June 27, 2000